Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

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In Re. Quanergy Systems, Inc. § Case No. 22-11305
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Debtor(s) §

☐ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 07/31/2023

Petition Date: 12/13/2022

Months Pending: 8

Industry Classification: 5 4 1 4

Reporting Method: Accrual Basis ◉ Cash Basis ◯

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 87

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☒ Accounts receivable aging
- ☒ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☒ Schedule of payments to professionals
- ☒ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Shane Reil
Signature of Responsible Party

Shane Reil
Printed Name of Responsible Party

08/21/2023
Date

Young Conaway Stargatt & Taylor, LLP
1000 N. King Street Wilmington, DE 19801
Address

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STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$6,639,011	
b.	Total receipts (net of transfers between accounts)	$93,359	$5,150,133
c.	Total disbursements (net of transfers between accounts)	$160,272	$7,679,887
d.	Cash balance end of month (a+b-c)	$6,572,098	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$160,272	$7,679,887

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$293,034
b.	Accounts receivable over 90 days outstanding (net of allowance)	$293,034
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$11,319,162
e.	Total assets	$12,026,349
f.	Postpetition payables (excluding taxes)	$178,557
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$178,557
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$3,794
m.	Prepetition unsecured debt	$33,513,481
n.	Total liabilities (debt) (j+k+l+m)	$33,695,832
o.	Ending equity/net worth (e-n)	$-21,669,483

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$3,150,000
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$625,000
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$2,525,000

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$16,315	
e.	General and administrative expenses	$128,594	
f.	Other expenses	$-9,936	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$379,853	
k.	Profit (loss)	$-514,826	$-35,136,799

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UST Form 11-MOR (12/01/2021) 2

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$2,546,834	$0	$1,691,092
	Itemized Breakdown by Firm						
Add		Firm Name	Role				
Delete	i	Raymond James	Financial Professional	$0	$250,000	$0	$250,000
Delete	ii	Cooley LLP	Lead Counsel	$0	$753,219	$0	$602,993
Delete	iii	Young Conaway Stargatt Tay	Co-Counsel	$0	$482,278	$0	$388,807
Delete	iv	FTI	Financial Professional	$0	$556,113	$0	$444,891
Delete	v	Stretto	Other	$0	$8,239	$0	$4,401
Delete	vi	Seward & Kissel	Other	$0	$496,985	$0	$0

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
Add		Firm Name	Role				
c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes

		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$353,308
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

		Answer
a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○ No ◉
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ◉
c.	Were any payments made to or on behalf of insiders?	Yes ◉ No ○
d.	Are you current on postpetition tax return filings?	Yes ○ No ◉
e.	Are you current on postpetition estimated tax payments?	Yes ○ No ◉
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉ No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ◉
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ◉ No ○ N/A ○

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UST Form 11-MOR (12/01/2021) 3

Debtor's Name: Quanergy Systems, Inc. | Save | Case No. 22-11305

i.	Do you have: Worker's compensation insurance?	Yes ◯ No ◉	
	If yes, are your premiums current?	Yes ◯ No ◯ N/A ◉	(if no, see Instructions)
	Casualty/property insurance?	Yes ◯ No ◉	
	If yes, are your premiums current?	Yes ◯ No ◯ N/A ◉	(if no, see Instructions)
	General liability insurance?	Yes ◯ No ◉	
	If yes, are your premiums current?	Yes ◯ No ◯ N/A ◉	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◉ No ◯	
k.	Has a disclosure statement been filed with the court?	Yes ◉ No ◯	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ◯	

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

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UST Form 11-MOR (12/01/2021) 4

Debtor's Name	Quanergy Systems, Inc.	Save	Case No.	22-11305

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Lawrence Perkins	Lawrence Perkins
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	08/21/2023
Title	Date

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UST Form 11-MOR (12/01/2021) 5

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

QUANERGY SYSTEMS, INC., [1]	Case No. 22-11305 (CTG)
Debtor.

NOTES TO MONTHLY OPERATING REPORT

On December 13, 2022 (the “Petition Date”), the above-captioned debtor and debtor in possession (the “Debtor”) filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Please be advised that the accompanying monthly operating report and the exhibits thereto (the “MOR”) are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Code and the United States Trustee. The unaudited financial statements have been derived from the Debtor’s books and records. The MOR generally reflects the operations and financial position of the Debtor on a consolidated basis with non-Debtor Quanergy Perception Technologies, Inc. The information presented herein has not been subjected to all procedures that would typically be applied to financial information presented in accordance with U.S. GAAP. Upon the application of such procedures, the financial information could be subject to changes, and these changes could be material. The information furnished in the MOR includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP.

Given the complexity of the Debtor’s business, inadvertent errors, omissions or over-inclusions may have occurred. Accordingly, the Debtor hereby reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so.

[1]

The Debtor and the last four digits of its taxpayer identification number are: Quanergy Systems, Inc. (5845). The Debtor’s mailing address for purposes of the Chapter 11 Case is c/o SierraConstellation Partners, LLC 355 S. Grand Avenue Suite 1450 Los Angeles, CA 90071.

Quanergy Systems, Inc.

Exhibits to the May MOR

For the period July 1, 2023 through July 31, 2023

Page #	Table of Contents
3	Statement of Cash Receipts and Disbursements
4	Balance Sheet for period ending July 31, 2023
5	Statement of Operations
6	Accounts Receivable as of July 31, 2023
7	Post-petition Accounts Payable as of July 31, 2023
8	Bank Reconciliation
9	Payments Made on Pre-Petition Debt as of July 31, 2023
10	Payments to Insiders
11	Payments to Professionals as of July 31, 2023

Quanergy Systems, Inc.

Statement of Cash Receipts and Disbursements

($ in USD)

7/1-7/31
Beginning Cash Balance	$6,639,011

Receipts
Advisory and Tax Refunds	$15,714
NewCo Prefunding	77,645

Total Receipts	$93,359

Operating Disbursements
Prefunded NewCo Payments	$68,475
AP	74,042
Other	2,618

Total Operating Disbursements	$145,135

Operating Cash Flow	$(51,776)

Restructuring Related
Professional fees	$11,790
UST fees	3,347

Total Restructuring Related	$15,137

Net Cash Flow	$(66,913)

Ending Cash Balance	$6,572,098

Quanergy Systems, Inc.

Balance Sheet for period ending July 31, 2023

($ in USD)

7/31/2023
Assets
Current Assets:
Cash and cash equivalents	$6,572,098
Restricted cash	70,000
Accounts receivable, net of allowance for doubtful accounts	293,034
Prepaid business insurance and D&O	3,647,140
Prepaid expenses and other current assets	736,890

Total Current Assets	$11,319,162

Operating lease assets	$478,156
Other long-term assets	229,031

Total Assets	$12,026,349

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$6,249,032
Accrued expenses	1,626,724
Accrued liabilities	9,897,864
Accrued liabilities (Post petition)	178,557
Professional fees (Post petition)	4,566,523
Other current liabilities	954,592

Total Current Liabilities	$23,473,292

Operating lease liabilities	$478,156
Other long-term liabilities	9,744,384

Total Liabilities	$33,695,832

Total Stockholders’ equity	$(21,669,483)

Total Liabilities and Stockholders’ Equity	$12,026,349

Quanergy Systems, Inc.

Statement of Operations

($ in USD)

7/1 - 7/31
Revenue	$—
Cost of sales	—

Gross Margin	$—

Selling expenses	$16,315
General and administrative	128,594
Restructuring expenses	379,853
Other operating expenses	(9,936)

Income (loss) from operations	$(514,826)

Other income:
Interest income	$—
Loss on asset sale	—

Income (loss) before income taxes	$(514,826)

Income tax	$—

Net Income (loss)	$(514,826)

Quanergy Systems, Inc.

Accounts Receivable as of July 31, 2023

($ in USD)

7/31/2023
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$839,824
+ Amounts billed during the period	—
- Amounts collected during the period	—
- Amounts written off as uncollectible during the period	(46,575)

Total Accounts Receivable at the end of the reporting period	$793,249

7/31/2023
Accounts Receivable Aging
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	—
91+ Days Past Due	793,249

Total	$793,249

Quanergy Systems, Inc.

Post-petition Accounts Payable Aging as of July 31, 2023

($ in USD)

7/31/2023
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	—

Total	$—

Quanergy Systems, Inc.

Bank Reconciliation

($ in USD)

Silicon Valley Bank x2011

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2011	Silicon Valley Bank	$1,959,464	$(265)	$1,959,199

Negative adjustment of $265 due to check (#12639) made to CoWay USA Inc.

Silicon Valley Bank x4224
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x4224	Silicon Valley Bank	$70,000	$—	$70,000

Silicon Valley Bank x1506
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1506	Silicon Valley Bank	$4,604,899	$—	$4,604,899

Silicon Valley Bank x1498
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1498	Silicon Valley Bank	$8,000	$—	$8,000

Silicon Valley Bank x2927
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2927	Silicon Valley Bank	$—	$—	$—

Silicon Valley Bank x1679
Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1679	Silicon Valley Bank	$—	$—	$—

Quanergy Systems, Inc.

Payments Made on Pre-Petition Debt as of July 31, 2023

($ in USD)

Payee Name	Date	Amount	Description
$—

Total		$—

Quanergy Systems, Inc.

Payments to Insiders (7/1/2023 - 7/31/2023)

($ in USD)

as of	Description	Amount
7/31/2023	Salary, benefits & consulting	$24,167

Quanergy Systems, Inc.

Payments to Professionals as of July 31, 2023

($ in USD)

Professional Firm	Date	Amount	Description
Stretto	7/26/2023	$11,790	Professional fees for services rendered from June 1, 2023 - June 30, 2023

Total		$11,790	Total professional fees paid in current month